UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2017 (June 6, 2017)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
4.875% Senior Notes due 2025
On June 6, 2017 (the “Settlement Date”), Molina Healthcare, Inc., a Delaware corporation (the “Company”), completed the private offering of $330.0 million aggregate principal amount of its 4.875% Senior Notes due 2025 (the “Notes”) pursuant to an indenture, dated as of the Settlement Date, by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee, in the form attached hereto as Exhibit 4.1 to this Current Report on Form 8-K (the “Indenture”).
The following is a brief description of the terms of the Notes and the Indenture.
Interest and Maturity
The Notes will bear interest at the rate of 4.875% per year. Interest will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 2017. Interest will accrue from the Settlement Date. The Notes will mature on June 15, 2025.
Guarantees
The Notes will be guaranteed by each of the Company’s existing and future direct and indirect domestic unregulated subsidiaries that guarantee the Company’s existing revolving credit facility. As of the date of this Current Report on Form 8-K, the only subsidiaries of the Company that have guaranteed the Notes are Molina Information Systems, LLC, Molina Pathways, LLC, and Pathways Health and Community Support LLC. None of the Company’s other subsidiaries, including its health plan subsidiaries, will guarantee the Notes and the Notes will be structurally subordinated to all of the liabilities of such subsidiaries.
Ranking
The Notes and the guarantees described above will be senior unsecured obligations of the Company and the guarantors, respectively, and will rank pari passu in right of payment with all existing and future senior debt and senior to all existing and future subordinated debt of the Company and the guarantors. The Notes and the guarantees will be effectively subordinated to all existing and future secured debt of the Company and the guarantors to the extent of the value of the assets securing such debt. In addition, the Notes and the guarantees will be structurally subordinated to all indebtedness and other liabilities and preferred stock of the Company’s subsidiaries that do not guarantee the Notes.
Optional Redemption
The Notes will be redeemable on and after June 15, 2020 at the redemption prices specified in the Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, the Company may redeem up to 40% of the Notes prior to June 15, 2020 with the net cash proceeds of certain equity offerings at the redemption prices specified in the Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date. The Company may also redeem some or all of the Notes prior to June 15, 2020 at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date, plus an applicable “make-whole premium”.

Covenants
The Indenture governing the Notes limits the Company’s and its subsidiaries’ ability to, among other things:

•	create certain liens;

•	enter into sale and lease-back transactions;

•
issue, assume or guarantee indebtedness for money borrowed that is secured by a lien on certain of the Company’s principal property (or on any shares of capital stock of the Company’s subsidiaries that own such principal property) without securing the notes on a pari passu basis;

•	use the net proceeds from the sale of the Notes other than as set forth below under the caption "Use of Proceeds"; and

•	consolidate with or merge with or into, or sell, transfer, convey or lease all or substantially all of the Company’s or its subsidiaries’ properties and assets, taken as a whole, to another person.
No Registration Rights
The Company will not be required to, nor does it intend to, register the Notes for resale under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction.
Use of Proceeds
After deducting fees and expenses payable by the Company, the net proceeds from the issuance and sale of the Notes is $325,175,000 (the “Net Proceeds”). The Net Proceeds have been deposited into a newly-formed segregated deposit account in the Company’s name, and such Net Proceeds will be invested (and may be reinvested) in cash and cash equivalents. Amounts contained in such account will be used by the Company (i) on or prior to August 20, 2018, to (a) redeem, repurchase, repay, tender for, or acquire or retire for value (whether through one or more tender offers, open market repurchases, redemptions or similar transactions) all or any portion of the Company’s 1.625% Convertible Senior Notes due 2044 (the “1.625% Convertible Notes”) or to satisfy the cash portion of any consideration due upon any conversion of the 1.625% Convertible Notes pursuant to the requirements contained in the indenture governing the 1.625% Convertible Notes, and/or (b) make any interest payments due on all or any portion of the Notes, (ii) on or after August 20, 2018, to repurchase all or any portion of the 1.625% Convertible Notes that the Company is obligated to repurchase pursuant to the requirements contained in the indenture governing the 1.625% Convertible Notes and (iii) subsequent to August 20, 2018 (or such earlier date in the event that there are no longer any 1.625% Convertible Notes outstanding), in any other manner not otherwise prohibited by the indenture governing the Notes, subject to the Company complying with clauses (i) or (ii) prior to any such amounts being used or applied in accordance with this clause (iii). For payments made pursuant to the foregoing clauses (i) or, to the extent applicable, (ii), amounts permitted to be released from the segregated account shall include amounts necessary to pay principal, any accrued and unpaid interest due on the date of any redemption, repurchase, repayment, tender, acquisition or retirement for value or to satisfy the cash portion of any consideration due upon any conversion of the 1.625% Convertible Notes, premiums (including tender premiums) and fees and expenses incurred in connection therewith. The funds deposited into the above-referenced segregated deposit account will initially be classified as non-current assets on the Company’s consolidated balance sheet.

Events of Default
The Indenture provides for customary events of default, including cross acceleration to certain other indebtedness of the Company and its unregulated subsidiaries.
The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture, the form of Notes and the form of Guarantee filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Notes and the Indenture is incorporated herein by reference into this Item 2.03.
Item 8.01. Other Events.
On the Settlement Date, the Company issued a press release announcing the closing of the offering of the Notes. The full text of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description
4.1	Indenture, dated June 6, 2017, by and among Molina Healthcare, Inc., the Guarantors party thereto and U.S. Bank National Association, as Trustee.
4.2	Form of Notes (included in Exhibit 4.1).
4.3	Form of Guarantees (included in Exhibit 4.1).
99.1	Press release of Molina Healthcare, Inc. issued June 6, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	June 6, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated June 6, 2017, by and among Molina Healthcare, Inc., the Guarantors party thereto and U.S. Bank National Association, as Trustee.
4.2	Form of Notes (included in Exhibit 4.1).
4.3	Form of Guarantees (included in Exhibit 4.1).
99.1	Press release of Molina Healthcare, Inc. issued June 6, 2017.